                                                                      EXHIBIT 99

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Restricting Events
           5/26/98

Restricting Events

A) Average Cumulative Net Loss Ratio

          (a)   The Average Cumulative Net Loss Ratio exceeds 1.0% (yes/no)                                 no

                     Initial ADCB                                                               273,826,503.00

                                                                          ADCB of
                                                                         Cumulative
                                       ADCB of                           Defaulted
                                      Cumulative                         Contracts         Cumulative
                                      Defaulted        Cumulative          net of           Net Loss
                                      Contracts        Recoveries        Recoveries          Ratio
                                     ------------      ----------        ----------      --------------
                2 months prior         662,179.25       272,007.15        390,172.10          0.14%
                1 month prior        1,058,063.90       314,604.74        743,459.16          0.27%
                Current              1,097,554.12       314,604.74        782,949.38          0.29%
                                                        ----------        ----------          -----
                Average                939,265.76       300,405.54        638,860.21          0.23%


                Annualized maximum Cumulative Net Loss Ratio                                  1.00%
                Average Cumulative Net Loss Ratio                                             0.23%

      Cumulative Net Loss Ratio means, for any date of determination, the fraction (expressed as a percentage) determined by dividing (i) the ADCB of all Contracts in the Trust which have become Defaulted Contracts since the Initial Cutoff Date, net of aggregate Recoveries received by the Trust during such same period, by (ii) the ADCB of all Contracts in the Contract Pool as of the Initial Cutoff Date.

B) A Servicer Event has occurred and is continuing (yes/no)                                                 no

C) An Event of Default has occurred and is continuing (yes/no)                                              no

               (a)       failure pay on each Distribution Date the full
                         amount of interest on any Note (yes/no)                                            no

               (b)       failure to pay the then outstanding principal amount
                         of any Note, if any, on its related Maturity Date (yes/no)                         no

Based on A, B and C, a Restricting Event has occurred and is continuing (yes/no)                            no

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Limitations
         5/26/98

Obligor Event Trigger Determination
-----------------------------------
     The current period is less than 16 months after the Closing Date (January
     4, 1999) (yes / n/a)                                                                   Yes
     If the current period is less than 16 months after the closing date, one of the top five Obligors, as of the no Cut-Off Date, is a Defaulted Contract
     in this period (yes / no / n/a)                                                        no

     The Obligor Event has been cured (yes, if any of following is yes / no, if
     each of following is no / n/a if not applicable)                                       n/a
       a)  the Defaulted Contract has been replaced with an eligible Substitute
           Contract                                                                         n/a
       b)  a Recovery has been received with respect to the Defaulted Contract
           and no further Recoveries are expected                                           n/a
       c)  a Successor Servicer has been appointed                                          n/a


An Obligor Event has occurred and is continuing                                             n/a


10% Substitution Limit Calculation
----------------------------------

     ADCB as of the Cut-off Date:                                                     273,826,503.00

     Cumulative DCB of Substitute Contracts replacing Defaulted Contracts and
     Adjusted Contracts                                                                    0.00

     Percentage of Substiture Contracts replacing Defaulted Contracts and
     Adjusted Contracts                                                                    0.00%
     Percentage of Substitute Contracts replacing Defaulted Contracts and
     Adjusted Contracts exceeds 10% (yes/no)                                                no

5% Skipped Payment Limit Calculation
------------------------------------
     The percent of contracts with Skipped Payment modifications                           0.00%
     The DCB exceeds 5% of the initial ADCB (yes/no)                                        no
     Any Skipped Payments have been deferred later than 12 months prior to the
     Class B Maturity Date                                                                  n/a

Concentration Amounts (only applicable at the Cutoff Date or in the event of a
--------------------------------------------------------------------------------
substitution)
-------------

          (i)   The ADCB of all End-User Contracts with Obligors that are
                governmental entities or municipalities exceeds 1.13% of the               0.00%
                ADCB of the Contract Pool                                                   no

          (ii)  The ADCB of all End-User Contracts which finance, lease or are
                related to Software exceeds 3.88% of the ADCB of the Contract              2.03%
                Pool                                                                        no

          (iii) The ADCB of all End-User Contracts with Obligors who comprise
                the three largest Obligors (measured by ADCB as of the date of             4.32%
                determination) exceeds 5.09% of the ADCB of the Contract Pool               no

          (iv)  The ADCB of all End-User Contracts with Obligors who comprise
                the 20 largest Obligors (measured by ADCB as of the date of               19.38%
                determination) exceeds 24.79% of the ADCB of the Contract Pool              no

          (v)   The ADCB of the End-User Contracts related to a single Vendor,
                or representing a Vendor Loan of such Vendor or affiliate                 18.17%
                thereof exceeds 23.01% of the ADCB of the Contract Pool                     no

          (vi)  The ADCB of all End-User Contracts with Obligors thereof located
                in a single State of the United States exceeds 17.73% of the              13.31%
                ADCB of the Contract Pool                                                   no

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.-Servicer
Monthly Report-Accounts
          5/26/98

                                                                   Collection                  Reserve
                                                                    Account                      Fund
                                                                  ------------               ------------
Beginning Account Balance                                                 0.00               2,738,265.00
Investment Earnings                                                  68,900.82                  14,403.02

Collection Account
------------------

Scheduled Payments, net of Excluded Amounts  and
less Servicer  Advances plus Payaheads                            7,356,209.41
Add: Prepayment Amounts                                           1,371,036.88
Add: Recoveries                                                           0.00
Add: Investment  Earnings                                            68,900.82                  14,403.02
Add: Late Charges                                                     7,837.19
Add: Expired Lease  Proceeds                                              0.00
Add: Servicer Advances                                              220,819.08

Available Amounts                                                 9,024,803.38               2,752,668.02
-----------------

Payments on  Distribution Date
------------------------------

(A)    Indenture Trustee Fees  (first in funds allocation
       during a Restricting Event or an Event of Default)                 0.00
(A)    Unreimbursed  Servicer Advances                                    0.00

(B)    Monthly Servicing Fee, due and accrued, including any
       amounts unpaid                                                78,434.38

(C)    Class A-1 Notes interest, due and accrued, including any
       amounts unpaid                                                     0.00

(D)    Class A-2 Notes interest, due and accrued, including any
       amounts unpaid                                               911,264.94

(E)    Class B Notes interest, due and accrued, including any
       amounts unpaid                                                39,726.51

(F)    Class C Notes interest, due and accrued, including any
       amounts unpaid                                                27,217.75

(G)    Class D Notes interest, due and accrued, including any
       amounts unpaid                                                33,906.33

(H)    The Class A-1 Principal Payment Amount                             0.00

(I)    The Class A-2 Principal Payment Amount                     7,176,269.38

(J)    The Class B Principal Payment Amount                         307,554.40

(K)    The Class C Principal Payment Amount                         205,036.26

(L)    The Class D Principal Payment Amount                         245,393.43

(M)    Amounts required to meet the Reserve Fund Amount                   0.00                       0.00

(B)*   Monthly Servicing Fee, due and accrued, including any
       amounts unpaid                                                     0.00
       (applicable only if an Obligor Event has occurred and is
       continuing)

(N)    Any excess to Certificateholders                                   0.00

Distributions to Noteholders and Certificateholders               9,024,803.38                  14,403.02

Ending balance of accounts                                                0.00               2,738,265.00




Heller Equipment Asset Receivables Trust 1997-1
============================================================================================================
Heller Financial Inc. - Servicer

Monthly Report - Schedules
         5/26/98
         A Restricting Event has occurred and is continuing (yes/no)                       no

         Trustee Fees (only in the event of a Restricting Event or an Event of
         Default)                                                                                0.00


Unreimbursed Servicer Advances
------------------------------

  (i)    Current month Unreimbursed Servicer Advances                                            0.00

  (ii)   Prior unpaid Unreimbursed Servicer Advances (or arrearage)                              0.00

  (iii)  Total Unreimbursed Servicer Advances due ( (i) + (ii) )                                 0.00

  (iv)   Unreimbursed Servicer Advances distributed                                              0.00
         Unpaid Unreimbursed Servicer Advances (or arrearage)                                    0.00

Servicing Fee Schedule
----------------------

  (i)    Servicing Fee Percentage                                                                0.50%

  (ii)   ADCB of Contract Pool as of the 1st day of the Collection Period              188,242,521.67

  (iii)  Servicing Fee ( ( (i) / 12 ) x (ii) )                                              78,434.38

  (iv)   Servicing Fee accrued but not paid in prior periods                                     0.00

  (v)    Total Servicing Fee due, and accrued but not paid in prior periods
         ( (iii) + (iv) )                                                                   78,434.38

  (vi)   Monthly Servicing Fee distributed                                                  78,434.38
         Servicing Fee accrued but not paid                                                      0.00

Class A-1 Interest Schedule
---------------------------

         Opening Class A-1 principal balance                                                     0.00

  (i)    Class A-1 Interest Rate                                                               5.7325%

  (ii)   Number of days in Accrual Period                                                           0
         Monthly Class A-1 Interest Rate ( (i) x ( (ii)/360) )                                 0.0000%
         Current Class A-1 interest due                                                          0.00
         Prior Class A-1 interest arrearage                                                      0.00
         Current Period Interest Shortfall                                                       0.00

         Class A-1 interest distribution                                                         0.00


Class A-2 Interest Schedule
---------------------------

         Opening Class A-2 principal balance                                           171,129,565.32
         Class A-2 Interest Rate                                                               6.3900%
         Class A-2 Interest Rate x 30/360                                                      0.5325%
         Current Class A-2 interest due                                                    911,264.94
         Prior Class A-2 interest arrearage                                                      0.00
         Period Interest Shortfall

         Class A-2 interest distribution                                                   911,264.94

Class B Interest Schedule
-------------------------

         Opening Class B principal balance                                               7,334,124.15
         Class B Interest Rate                                                                 6.5000%
         Class B Interest Rate x 30/360                                                        0.5417%
         Current Class B interest due                                                       39,726.51
         Prior Class B interest arrearage                                                        0.00
         Current Period Interest Shortfall                                                       0.00

         Class B interest distribution                                                      39,726.51

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules Continued
           5/26/98

Class C Interest Schedule

     Opening Class C principal balance                              4,889,416.10
     Class C Interest Rate                                               6.6800%
     Class C Interest Rate x 30/360                                      0.5567%
     Current Class C interest due                                      27,217.75
     Prior Class C interest arrearage                                       0.00
     Current Period Interest Shortfall                                      0.00

     Class C interest distribution                                     27,217.75

Class D Interest Schedule

      Opening Class D principal balance                             5,332,580.63
      Class D Interest Rate                                              7.6300%
      Class D Interest Rate x 30/360                                     0.6358%
      Current Class D interest due                                     33,906.33
      Prior Class D interest arrearage                                      0.00
      Current Period Interest Shortfall                                     0.00

      Class D interest distribution                                    33,906.33

Class A-1 Principal Schedule

       Class A-1 Maturity Date                                          09/25/98
(i)    Opening Class A-1 principal balance                                  0.00
(ii)   ADCB as of last day of second preceding
       Collection Period                                          188,242,521.67
(iii)  ADCB as of last day of immediately
       preceding Collection Period                                180,348,625.36
       Expected Class A-1 Payment ((ii) - (iii) )                   7,893,896.31
(iv)   Aggregate Expected Class A-1 Payments not
       paid on preceding Distribution Date                                  0.00
       Class A-1 Principal Payment Amount
       (lesser of (i) or ((ii) -(iii)) + (iv))                              0.00
       Class A-1 Principal Payment Amount distribution                      0.00
                        Shortfall                                           0.00

       Class A-1 Principal Balance after current distribution               0.00

Class A-2 Principal Schedule

(i)    Opening Class A-2 principal balance                        171,129,565.32
(ii)   Applicable Class A-2 Percentage                                    90.91%
(iii)  ADCB as of the last day of the Collection
       Period less obligations to Class A-1 Notes                 180,348,625.36
(iv)   Current month targeted Class A-2
       principal balance ((ii) * (iii))                           163,953,295.94
(v)    (i) - (iv) (zero until Class A-1 has been retired)           7,176,269.38
(vi)   Class A-2 Principal Payment Amount
       (lesser of (i) or (v) )                                      7,176,269.38

       Class A-2 Principal Payment Amount distributed               7,176,269.38
                        Shortfall                                           0.00

       Class A-2 principal balance after current distribution     163,953,295.94

Class B Principal Schedule

(i)    Opening Class B principal balance                            7,334,124.15
(ii)   Applicable Class B Percentage                                       3.90%
(iii)  ADCB as of the last day of the Collection
       Period less obligations to Class A-1 Notes                 180,348,625.36
(iv)   Current month targeted Class B
       principal balance ((ii) * (iii))                             7,026,569.75
(v)    (i) - (iv) (zero until Class A-1 has been retired)             307,554.40
(vi)   Class B Principal Payment Amount
       (lesser of (i) or (v))                                         307,554.40

       Class B Principal Payment Amount distributed                   307,554.40
                        Shortfall                                           0.00

       Class B principal balance after current distribution         7,026,569.75

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer

Monthly Report - Schedules Continued

        5/26/98


Class C Principal Schedule
--------------------------
(i)     Opening Class C principal balance                                        4,889,416.10
(ii)    Applicable Class C Percentage                                                    2.60%
(iii)   ADCB as of the last day of the Collection Period less obligations
          to Class A-1 Notes                                                   180,348,625.36
(iv)    Current month targeted Class C principal balance ( (ii) * (iii) )        4,684,379.84
(v)     (i) - (iv) (zero until Class A-1 has been retired)                         205,036.26
(vi)    Class C Principal Payment Amount (lesser of (i) or (v) )                   205,036.26

        Class C Principal Payment Amount distributed                               205,036.26
                        Shortfall                                                        0.00

        Class C principal balance after current distribution                     4,684,379.84


Class D Principal Schedule
--------------------------
(i)     Opening Class D principal balance                                        5,332,580.63
(ii)    Applicable Class D Percentage                                                    2.60%
(iii)   ADCB as of the last day of the Collection Period less obligations
          to Class A-1 Notes                                                   180,348,625.36
(iv)    Current month targeted Class D principal balance ( (ii) * (iii) )        4,684,379.84
(v)     (i) - (iv)  (zero until Class A-1 has been retired)                        648,200.79
(vi)    Class D Principal Payment Amount (lesser of (i) or (v) )                   648,200.79

        Class D Principal Payment Amount distributed                               245,393.43
                        Shortfall                                                  402,807.36

        Class D principal balance after current distribution                     5,087,187.20


Reserve Fund Schedule
---------------------
        Prior month Reserve Fund balance                                         2,738,265.00
        Initial ADCB                                                           273,826,503.00
        Required Reserve Fund Amount (lesser of (i) initial ADCB * 1.00% or      2,738,265.00
                        (ii) outstanding principal of the Notes)
        Current period draw on Reserve Fund                                              0.00
        Required deposit to Reserve Fund                                                 0.00
        Actual deposit to Reserve Fund                                                   0.00
        Interest Earned on Reserve Account                                          14,403.02
        Deposit to Certificateholder                                                14,403.02
        Ending Reserve Fund balance                                              2,738,265.00

        Ending Reserve Fund balance as a percentage of ADCB                              1.52%


Servicing Fee Schedule
----------------------
        Servicing Fee during an Obligor Event                                            0.00
        Servicing Fee paid                                                               0.00


Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer

Monthly Report - Note Factors

        5/26/98

                        CUSIP # 423327AA3
        Class A-1
        ---------
        Class A-1 principal balance                                         0.00
        Initial Class A-1 principal balance                        62,980,096.00

        Note factor                                                  0.000000000


                        CUSIP # 423327AB1
        Class A-2
        ---------
        Class A-2 principal balance                               163,953,295.94
        Initial Class A-2 principal balance                       191,678,552.00

        Note factor                                                  0.855355460


                        CUSIP # 423327AC9
        Class B
        -------
        Class B principal balance                                   7,026,569.75
        Initial Class B principal balance                           8,214,795.00

        Note factor                                                  0.855355459


                        CUSIP # 423327AD7
        Class C
        -------
        Class C principal balance                                   4,684,379.84
        Initial Class C principal balance                           5,476,530.00

        Note factor                                                  0.855355460


        Class D
        ---------------
        Class D principal balance                                   5,087,187.20
        Initial Class D principal balance                           5,476,530.00

        Note factor                                                  0.928907027





Heller Equipment Asset Receivables Trust 1997-1
-----------------------------------------------------------------------------------------------------------------------
Heller Financial Inc. - Servicer
Monthly Report - Pool Data
            5/26/98

ADCB as of the last day of the Collection Period                                                      180,348,625.36

Loss and Delinquency Data for Period
------------------------------------

DCB of Defaulted Contracts as of the last day of the Collection Period                                     39,490.22
Number of Defaulted Contracts as of the last day of the Collection Period                                          1
Defaulted Contracts as a percentage of ADCB (annualized)                                                        0.26%

DCB of Adjusted Contracts as of the last day of the Collection Period                                           0.00
Number of Adjusted Contracts as of the last day of the  Collection Period                                          0

DCB of Prepaid Contracts as of the last day of the Collection Period                                    1,202,636.66
Number of Prepaid Contracts as of the last day of Collection Period                                               10

DCB of Substitute Contracts, excluding Warranty Contracts, added to Trust during Collection Period              0.00
Number of Substitute Contracts, excluding Warranty Contracts, added to Trust during Collection Period              0

DCB of Warranty Contracts as of the last day of the Collection Period                                           0.00
Number of Warranty Contracts as of the last day of the Collection Period                                           0

DCB of repurchased Contracts as of the last day of the Collection Period                                        0.00
Number of repurchased Contracts as of the Collection Period                                                        0

DCB of Additional Contracts as of the last day of the Collection Period                                         0.00
Number of Additional Contracts as of the Collection Period                                                         0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                0.00

Delinquencies                                                        Dollars                 Percent
                                                                  --------------            ---------
      Current                                                     176,743,668.41                97.41%
      31-60 days past due                                           2,851,463.05                 1.57%
      61-90 days past due                                           1,453,633.38                 0.80%
      Over 90 past due                                                392,386.62                 0.22%
                                                                  --------------               ------
      Total                                                       181,441,151.46               100.00%

      31+ days past due                                             4,697,483.05                 2.59%



(i)    DCB of cumulative Defaulted Contracts (cumulative gross losses to date)                          1,097,554.12
(ii)   Cumulative Recoveries realized on Defaulted Contracts                                              314,604.74
       Cumulative net losses to date ( (i) - (ii) )                                                       782,949.38

       -----------------------------------------------------------
                             Static Information

       Initial ADCB                                    273,826,503
       Discount Rate                                        6.9239%
       Class A-1 Initial Principal Amount               62,980,096
       Class A-1 Interest Rate                              5.7325%
       Class A-2 Initial Principal Amount              191,678,552
       Class A-2 Interest Rate                              6.3900%
       Class B Initial Principal Amount                  8,214,795
       Class B Interest Rate                                6.5000%
       Class C Initial Principal Amount                  5,476,530
       Class C Interest Rate                                6.6800%
       Class D Initial Principal Amount                  5,476,530
       Class D Interest Rate                                7.6300%
       Reserve Fund Initial Deposit                      2,738,265
       Class A-1 Maturity Date                            09/25/98
       Classes A-2, B, C, & D Maturity Date               05/25/05
       Closing Date                                       09/04/97
       -----------------------------------------------------------